Exhibit 99.1

Page
Bouquet Center and North Ranch Shopping Center

Independent Auditors’ Report	F-1

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015 (Audited) and three months ended March 31, 2016 (Unaudited)	F-2

Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015 (Audited) and three months ended March 31, 2016 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 (Unaudited)	F-10

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-11

Notes to Pro Forma Consolidated Financial Statement (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Retail Opportunity Investments Corp.

Retail Opportunity Investments Partnership, LP

We have audited the accompanying combined financial statement of the properties known as Bouquet Center and North Ranch Shopping Center located in Santa Clarita, California and Westlake Village, California, respectively, (collectively the “Properties”) which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2015, and the related notes to the combined financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Properties for the year ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

New York, New York

September 23, 2016

F-1

BOUQUET CENTER AND NORTH RANCH SHOPPING CENTER

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2015	Three Months Ended March 31, 2016 (Unaudited)
Revenues
Rental income (note 4)	$9,694	$2,541
Total revenues	9,694	2,541

Certain Expenses
Utilities	179	44
Repairs, maintenance and supplies	503	72
Cleaning and landscaping	286	63
Real estate taxes	919	218
Insurance	48	11
Total certain expenses	1,935	408

Excess of revenues over certain expenses	$7,759	$2,133

See accompanying notes to combined statement of revenues and certain expenses.

F-2

BOUQUET CENTER AND NORTH RANCH SHOPPING CENTER

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2015 (AUDITED)

AND THREE MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

1.            Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On April 28, 2016 and June 1, 2016, the Operating Partnership acquired Bouquet Center, located in Santa Clarita, California and North Ranch Shopping Center located in Westlake Village, California (together, the “Properties”), respectively, for a purchase price of approximately $181.8 million which was paid using borrowings under its credit facility and cash on hand. Bouquet Center is approximately 149,000 square feet and is anchored by Safeway (Vons) Supermarket, CVS Pharmacy and Ross Dress for Less. North Ranch Shopping Center is approximately 147,000 square feet and is anchored by Kroger (Ralph’s) Supermarket, Trader Joe’s, Rite Aid Pharmacy and Petco.

2.            Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

The combined statement of revenue and certain expenses for the three month period ended March 31, 2016 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

The Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of the combined financial statement in conformity with accounting principles generally accepted in the United States of America requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

F-3

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.            Subsequent Events

The Company has evaluated subsequent events through September 23, 2016, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the combined financial statement.

4.            Leases

The Properties are subject to non-cancelable lease agreements through 2028, subject to various escalation clauses, with tenants for retail space. As of December 31, 2015, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2016	$7,929
2017	7,277
2018	6,626
2019	5,612
2020	4,788
Thereafter	16,376
$48,608

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Properties’ tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the combined financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $23,000 and $33,000 for the year ended December 31, 2015 and the three months ended March 31, 2016, respectively.

5.            Concentrations

For the year ended December 31, 2015 and the three months ended March 31, 2016, one tenant represented approximately 11% of the Properties’ rental income.

F-4

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statements of operations and comprehensive income for the six months ended June 30, 2016 and for the year ended December 31, 2015 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of Bouquet Center and North Ranch Shopping Center (collectively, the “Properties”) on January 1, 2015.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2015 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended June 30, 2016. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisitions of the Properties had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

F-5

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2016

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Bouquet Center and North Ranch Shopping Center (2)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$89,500	$3,132	$133	(4)	$92,765
Recoveries from tenants	24,371	632	—		25,003
Other income	894	—	—		894
Total revenues	114,765	3,764	133		118,662

Operating expenses
Property operating	15,708	316	—		16,024
Property taxes	11,708	329	—		12,037
Depreciation and amortization	42,754	—	1,417	(5)	44,171
General and administrative expenses	6,835	—	—		6,835
Acquisition transaction costs	434	—	—		434
Other expense	371	—	—		371
Total operating expenses	77,810	645	1,417		79,872

Operating income	36,955	3,119	(1,284)		38,790
Non-operating income (expenses)
Interest expense and other finance expenses	(19,392)	—	(1,023	)(7)	(20,415)
Net income	17,563	3,119	(2,307)		18,375
Net income attributable to non-controlling interests	(1,832)	—	(84	)(8)	(1,916)
Net Income Attributable to Retail Opportunity Investments Corp.	$15,731	$3,119	$(2,391)		$16,459

Net earnings per share – basic and diluted	$0.16				$0.16
Dividends per common share	$0.36				$0.36

Comprehensive income:
Net income	$17,563	$3,119	$(2,307)		$18,375
Other comprehensive income
Unrealized swap derivative loss arising during the period	(818)	—	—		(818)
Reclassification adjustment for amortization of interest expense included in net income	1,233	—	—		1,233
Other comprehensive income	415	—	—		415
Comprehensive income	17,978	3,119	(2,307)		18,790
Comprehensive income attributable to non-controlling interests	(1,832)	—	(84)		(1,916)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$16,146	$3,119	$(2,391)		$16,874

See accompanying notes to pro forma consolidated financial statements

F-6

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Bouquet Center and North Ranch Shopping Center (3)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$7,940	$353	(4)	$156,915
Recoveries from tenants	40,562	1,754	—		42,316
Other income	3,515	—	—		3,515
Total revenues	192,699	9,694	353		202,746

Operating expenses
Property operating	28,475	1,016	—		29,491
Property taxes	19,690	919	—		20,609
Depreciation and amortization	70,957	—	3,636	(5)	74,593
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	207	(6)	1,172
Other expense	627	—	—		627
Total operating expenses	133,364	1,935	3,843		139,142

Operating income	59,335	7,759	(3,490)		63,604
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(2,625	)(7)	(36,868)
Net income	25,092	7,759	(6,115)		26,736
Net income attributable to non-controlling interests	(1,228)	—	(73	)(8)	(1,301)
Net Income Attributable to Retail Opportunity Investments Corp.	$23,864	$7,759	$(6,188)		$25,435

Net earnings per share – basic	$0.25				$0.26
Net earnings per share - diluted	$0.25				$0.27
Dividends per common share	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$7,759	$(6,115)		$26,736
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139
Comprehensive income	27,231	7,759	(6,115)		28,875
Comprehensive income attributable to non-controlling interests	(1,228)	—	(73)		(1,301)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$26,003	$7,759	$(6,188)		$27,574

See accompanying notes to pro forma consolidated financial statements

F-7

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s unaudited and audited financial statements for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively.
2.	Derived from Bouquet Center’s and North Ranch Shopping Center’s unaudited financial statements for the period January 1, 2016 through the date of acquisition of April 28, 2016 and June 1, 2016, respectively.
3.	Derived from the Properties’ audited financial statements for the year ended December 31, 2015.
4.	Reflects the pro forma adjustment of $133,000 and $353,000 for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively, to record operating rents on a straight-line basis beginning January 1, 2015.
5.	Reflects the estimated depreciation for the Properties based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	2016 Depreciation Expense (a)	Year Ended December 31, 2015 Depreciation Expense

Building	40 years	$1,417	$3,636

(a)	Represents the period January 1, 2016 through the date of acquisition of April 28, 2016 and June 1, 2016 for Bouquet Center and North Ranch Shopping Center, respectively.

6.	Reflects the pro forma adjustment for estimated costs related to the acquisitions of the Properties.

7.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Properties, as if the acquisitions had been made on the first day of the period presented.

8.	Reflects the pro forma adjustment of net income attributable to non-controlling interests as if the Company had acquired the Properties on January 1, 2015.

F-8

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statements of operations and comprehensive income for the six months ended June 30, 2016 and for the year ended December 31, 2015 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisitions of Bouquet Center and North Ranch Shopping Center (collectively, the “Properties”) on January 1, 2015.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2015 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended June 30, 2016. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s results of operations that would actually have occurred assuming the completion of the acquisitions of the Properties had occurred on January 1, 2015, nor does it purport to project the Operating Partnership’s results of operations as of any future date or for any future period.

F-9

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2016

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (9)	Bouquet Center and North Ranch Shopping Center (10)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$89,500	$3,132	$133	(12)	$92,765
Recoveries from tenants	24,371	632	—		25,003
Other income	894	—	—		894
Total revenues	114,765	3,764	133		118,662

Operating expenses
Property operating	15,708	316	—		16,024
Property taxes	11,708	329	—		12,037
Depreciation and amortization	42,754	—	1,417	(13)	44,171
General and administrative expenses	6,835	—	—		6,835
Acquisition transaction costs	434	—	—		434
Other expense	371	—	—		371
Total operating expenses	77,810	645	1,417		79,872

Operating income	36,955	3,119	(1,284)		38,790

Non-operating income (expenses)
Interest expense and other finance expenses	(19,392)	—	(1,023	)(15)	(20,415)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$17,563	$3,119	$(2,307)		$18,375
Net earnings per unit – basic and diluted	$0.16				$0.16
Distributions per unit	$0.36				$0.36

Comprehensive income:
Net income	$17,563	$3,119	$(2,307)		$18,375
Other comprehensive income
Unrealized swap derivative loss arising during the period	(818)	—	—		(818)
Reclassification adjustment for amortization of interest expense included in net income	1,233	—	—		1,233
Other comprehensive income	415	—	—		415
Comprehensive income	$17,978	$3,119	$(2,307)		$18,790

See accompanying notes to pro forma consolidated financial statements

F-10

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (9)	Bouquet Center and North Ranch Shopping Center (11)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$7,940	$353	(12)	$156,915
Recoveries from tenants	40,562	1,754	—		42,316
Other income	3,515	—	—		3,515
Total revenues	192,699	9,694	353		202,746

Operating expenses
Property operating	28,475	1,016	—		29,491
Property taxes	19,690	919	—		20,609
Depreciation and amortization	70,957	—	3,636	(13)	74,593
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	207	(14)	1,172
Other expense	627	—	—		627
Total operating expenses	133,364	1,935	3,843		139,142

Operating income	59,335	7,759	(3,490)		63,604
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(2,625	)(15)	(36,868)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$25,092	$7,759	$(6,115)		$26,736

Net earnings per unit – basic and diluted	$0.25				$0.27
Distributions per unit	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$7,759	$(6,115)		$26,736
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139
Comprehensive income	$27,231	$7,759	$(6,115)		$28,875

See accompanying notes to pro forma consolidated financial statements

F-11

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

9.	Derived from the Operating Partnership’s unaudited and audited financial statements for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively.
10.	Derived from Bouquet Center’s and North Ranch Shopping Center’s unaudited financial statements for the period January 1, 2016 through the date of acquisition of April 28, 2016 and June 1, 2016, respectively.
11.	Derived from the Properties’ audited financial statements for the year ended December 31, 2015.
12.	Reflects the pro forma adjustment of $133,000 and $353,000 for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively, to record operating rents on a straight-line basis beginning January 1, 2015.
13.	Reflects the estimated depreciation for the Properties based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	2016 Depreciation Expense (a)	Year Ended December 31, 2015 Depreciation Expense

Building	40 years	$1,417	$3,636

(a)	Represents the period January 1, 2016 through the date of acquisition of April 28, 2016 and June 1, 2016 for Bouquet Center and North Ranch Shopping Center, respectively.
14.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.
15.	Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from its credit facility to cover the purchase price of the Properties, as if the acquisitions had been made on the first day of the period presented.

F-12